UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

enGene Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-41854	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220 Saint-Laurent, Quebec	H4R 2P1
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (514) 332-4888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENGN	NASDAQ
Warrants, each exercisable for one Common Share, at an exercise price of $11.50 per Common Share	ENGNW	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the enGene Holdings Inc. 2025 Employee Stock Purchase Plan
As described in Item 5.07 of this Current Report on Form 8-K, on June 10, 2025, at its 2025 Annual General Meeting of shareholders (the “Annual Meeting”), the shareholders of enGene Holdings Inc. (the “Company”) approved the adoption of the 2025 Employee Stock Purchase Plan  (the “ESPP”), pursuant to which 2,000,000 common shares of the Company, no par value (the “Common Shares”), will be reserved for issuance.
The ESPP is intended to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in an employee stock purchase plan designed to qualify under Section 423 of the Internal Revenue Code of 1986 (the “Code”) for one or more specified offerings made under the Plan, or where determined appropriate by the Plan Administrator under Section 3(b), outside the requirements of Code Section 423. The number of Common Shares reserved for issuance under the ESPP will be limited to 2,000,000 shares. The shares issuable under the ESPP will be made available from authorized but unissued common shares. Shares that are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the ESPP will generally be available for subsequent offering periods under the ESPP. The Plan is effective as of June 10, 2025, which was the date of the Annual Meeting.
For a further description of the terms and conditions of the ESPP, as approved by shareholders, see “Proposal 2: Approval of the 2025 Employee Stock Purchase Plan Proposal” in the Company’s definitive Proxy Statement, as filed with the Securities and Exchange Commission on May 9, 2025 (the “Proxy Statement”), which description is incorporated herein by reference.
The foregoing description of the ESPP, including the description contained in the Proxy Statement, is qualified in its entirety by reference to the full text of the ESPP, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on June 10, 2025 at 8:30 a.m. EDT. A total of 38,101,263 of the Company’s  Common Shares were present or represented by proxy at the Annual Meeting, representing approximately 74.60% of the Company’s 51,070,851 Common Shares that were outstanding and entitled to vote at the Annual Meeting as of the record date of April 29, 2025.
Set forth below, and pursuant to the requirements set out in subsection 11.3 of National Instrument 51-102, are the final voting results for each of the matters submitted to a vote of the shareholders at the Annual Meeting, which matters are each described in further detail in the Company’s Proxy Statement:
Proposal 1 – Election of Directors

Director Nominee	For	Withhold	Broker Non-Votes
Gerald Brunk	30,481,847	8,154	7,611,262
Dr. Richard Glickman	26,312,872	4,177,129	7,611,262

Proposal 2 – Approval of the enGene Holdings Inc. 2025 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
30,152,713	8,427	328,861	7,611,262
Proposal 3 – Appointment and Remuneration of Auditor

For	Withhold	Broker Non-Votes
38,101,229	34	-

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	enGene Holdings Inc. 2025 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGENE HOLDINGS INC.

Date: June 10, 2025	By:	/s/ Ronald H. W. Cooper
Name: Ronald H. W. Cooper
Title: Chief Executive Officer